REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview July 2021 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the interpretation and implications of the results of the Phase 2a study as well as the FX-322-112 and the FX-322-111 studies, the timing and results of top-line data from the Phase 1b study in severe SNHL, the design and timing of future studies of and clinical development path for FX-322, the results and implications of the Phase 1/2 durability of response data, the timing of phase 2 meetings with the FDA and future pivotal studies, the ability of our technology platform to provide patient benefit, the impact of COVID-19 on the Company’s on-going and planned clinical trials and business, future milestone and royalty payments under the license and collaboration agreement with Astellas Pharma Inc. (“Astellas”), the sufficiency of the Company’s cash, cash equivalents and short-term investments, estimates of the size of the hearing loss population and population at risk for hearing loss, estimates of the commercial opportunity of FX-322 and the impact on existing treatment paradigms, the timing of the remyelination program, and the potential application of the PCA platform to other diseases. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on the Company’s ongoing and planned clinical trials, research and development and manufacturing activities, the relocation of the Company’s offices and laboratory facilities, the Company’s business and financial markets; Frequency Therapeutics (the “Company”) has incurred and will continue to incur significant losses and is not and may never be profitable; need for additional funding to complete development and commercialization of any product candidate; the Company’s dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; costly and damaging litigation, including related to product liability, intellectual property or brought by stockholders; dependence on Astellas Pharma Inc. for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth. These and other important factors discussed under the caption “Risk factors” in the Company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 13, 2021 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. Forward-Looking Statements and Other Disclaimers c Frequency Therapeutics, Inc.

Frequency Today: Guided by a Clear Signal Leading the field of hearing restoration First ever known clinical studies demonstrating hearing improvements

Defining the Target, Expanding the Pipeline Learnings from exploratory studies support new Phase 2 trials and help define path forward Working to expand our pipeline for hearing therapeutics and for other degenerative diseases

Today’s Hearing Loss Market Has No Restorative Treatments



Only 20% market penetration for Hearing Aids



~$10 Billion

US hearing aid market annual sales



~41 Million

SNHL patients in U.S.



$980 Billion

Lost annually due to untreated hearing loss globally*

*Source: World Health Organization

ⓒ Frequency Therapeutics, Inc.

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July, 2020 “Hearing loss is the largest potentially modifiable risk factor for developing dementia” Hearing Loss May Have a Significant Impact on Overall Health DEMENTIA DEPRESSION Increased risks with untreated hearing loss 50% 41% JAMA Nov 8, 2018 Deal J, et al. Incident Hearing Loss and Comorbidity. A Longitudinal Administrative Claims Study.

c Frequency Therapeutics, Inc. Since 2014 Frequency has been driving a powerful new approach to tissue and cellular regeneration aimed at developing new therapeutics for conditions where there are no treatment options. Frequency Therapeutics: A Vision Built on Regeneration

“Analysis of hair cells, auditory nerve fibers and strial tissues … shows that the degree of hearing loss is well predicted from the amount of hair cell loss.” - Journal of Neuroscience July 2020 Sensory Hair Cells Progenitor Cells Missing Sensory Hair Cells The Problem: Missing Sensory Hair Cells in the Cochlea

Solution: A Therapy to Address the Underlying Pathology Synergy between pathways aims to activate progenitor cells and regenerate sensory cells in the cochlea

Intelligibility of Speech and Sound - A Major Unmet Clinical Need For those with sensorineural hearing loss, words may be indistinguishable – impacting their ability to understand and communicate

c Frequency Therapeutics, Inc. of words in English rely on the use of fricative consonants of words in Mandarin of words in Spanish 40% 42% 55%

c Frequency Therapeutics, Inc. Increasing Focus on Hearing Clarity Intelligibility (Clarity) measured with word recognition and words-in-noise tests Word Recognition Test List of 50 monosyllabic words Single words played in quiet Words-in-Noise Test Background noise from multiple voices Played at different signal-to-noise ratios Audibility (Loudness) measured with pure tone test (Standard, Validated Tests)

c Frequency Therapeutics, Inc. Directly Targeting the Regeneration of Sensory Hair Cells in the Cochlea FX-322 is administered via a standard intratympanic injection, a common procedure ENTs perform routinely The injection concentrates FX-322 in the cochlear region critical for speech intelligibility

FX-322 Clinical Profile Informed by Broad Range of Learning Studies

Phase 1/2 (FX-322-201)	Phase 1b (FX-322-111)	Phase 1b (FX-322-112)	Phase 2a (FX-322-202)	*Enrolled* Phase 1b (FX-322-113)
Subjects with mild-to-moderately severe SNHL	Subjects with mild-to-severe SNHL	Subjects with presbycusis (age-related hearing loss) mild-to-mod. severe	Subjects with mild-to-moderately severe SNHL	Severe sensorineural hearing loss
Subjects with Noise-Induced or Sudden SNHL	Subjects with Noise-Induced or Sudden SNHL	*NO SUBJECTS* with Noise-Induced or Sudden SNHL	Subjects with Noise-Induced or Sudden SNHL	Subjects with severe SNHL
Age 18-65; *N=23*	Age 18-65; *N=33*	Age 66-85; *N=30*	Age 18-65; *N=95*	Age 18-65; N=31
Single administration	Single administration	Single administration	Four administration regimen	Single Administration
•Double-blind, placebo **controlled,** multi-center, randomized study	•Open-label, multi-center, randomized study •FX-322 injected in one ear – contra lateral ear acted as control	•Placebo controlled •Multi-center, randomized	Double-blind, placebo controlled, multi-center, randomized study	•Single administration •Placebo controlled •Multi-center, randomized
•**Clinically meaningful and statistically significant improvements in word recognition scores** in patients with measurable word recognition deficits	•**Clinically meaningful and statistically significant improvements in word recognition scores** In patients with measurable word recognition deficits	•No significant treatment effect observed with FX-322 compared to placebo •No response in placebo groups or in untreated ears	•Unexpected increase in word rec (WR) scores in placebo group suggests bias due to trial design. •Lack of reliable baseline scores, scores, left company unable to unable to evaluate hearing improvements across cohorts cohorts	•Study enrolling •Data anticipated in second half of 2021
Favorable safety and tolerability tolerability profile	Favorable safety and tolerability profile	Favorable safety and tolerability profile	Favorable safety and tolerability tolerability profile	

[Detail from subjects *across all single-dose studies* will provide key insights into potential responders]

ⓒ Frequency Therapeutics, Inc.

End of Phase 2a Study Conclusions* There was an unexpected increase in WR scores in the placebo group, which did not occur in previous FX-322 trials and exceeded well-established published standards. Potentially suggesting bias due to trial design As a result of unreliable baseline WR scores in the placebo group due to potential trial design bias, the Company was unable to evaluate hearing improvements in WR scores for FX-322 dosing regimens versus placebo. Four weekly injections of FX-322 did not demonstrate improvements in any other hearing measures versus placebo Frequency Therapeutics, Inc. FX-322 continues to have a favorable safety and tolerability profile. Although there was a higher rate of AEs noted in this 4x dosing trial, there were no treatment-associated serious adverse events observed and no patients withdrew from the study due to treatment-associated AEs. *Additional study detail and data tables provided in SEC Form 8k dated June 30, 2021

Two Independent Studies (FX-322-201, FX-322-111) Show Hearing Improvements with Single Dose Phase 1b Study FX-322-111 Overview Compared different FX-322 administration conditions Open-label, multi-center, randomized study Mild to severe subjects, age 18-65 (n=33) Study Results 34% of subjects achieved 10% or greater absolute improvement in word recognition (WR) in treated ear Statistically significant and clinically meaningful improvements in WR Favorable safety profile Phase 1/2 Study FX-322-201 Overview Placebo-controlled, multi-center, randomized study Mild to moderately severe subjects, age 18-65 (n=23) NIHL/SSNHL Study Results 33% of subjects achieved 10% or greater absolute improvement in word recognition in treated ear Statistically significant and clinically meaningful improvements in WR No meaningful changes in placebo group Favorable safety profile *Total of 33 patients enrolled in study, 32 subjects completed 90-day clinical assessment period

c Frequency Therapeutics, Inc. FX-322 Phase 1/2 Durability Data: Patients Show Sustained Hearing Improvements 13-21 Months After Initial Dosing 50W 50W *25W 50W 50W 50W 50W 50W 50W 50W 50W 50W 50W 50W *25W Month 16** Month 21** Month 19** Month 13** Month 21** 14 34 30 7 16 12 20 39 35 26 47 38 29 38 22 Baseline - Correct words out of 50 Day 90 - Correct words out of 50 1-2 Years - Correct words out of 50 *25W = 25 Word test performed outside an official study site at 13-18 months after dosing; results scaled to 50 words 50W = 50 Word test performed under a formal protocol at original study site at 18-21 months after dosing **Since FX-322 dosing Three patients who had durable improvements in intelligibility also had pure tone audiometry improvements of 10 – 15 dB at the highest frequency tested (8k Hz) Key Findings Preliminary evidence indicating a durable benefit of hearing clarity

DOI: 10.1097/MAO.0000000000003120 c Frequency Therapeutics, Inc. FX-322 Clinical Data Published in Leading Journal FX-322 Phase 1/2 and drug delivery studies Improved Speech Intelligibility in Subjects with Stable Sensorineural Hearing Loss Following Intratympanic Dosing of FX-322 in a Phase 1b Study (W.J. McLean, et. al. 2021) Pre-eminent, peer-reviewed journal in the field

Next Steps for Continued FX-322 Clinical Development Important learnings informing continued FX-322 development Understanding specific populations where FX-322 demonstrates benefit Lead-in baseline assessments and other controls may mitigate study design bias Build off totality of study subject data Anticipate activating additional FX-322 Phase 2 placebo-controlled studies in H2 2021 Continuum of data will further inform understanding of the patients and conditions where FX-322 may have the greatest impact Clinical data demonstrate potential of FX-322 as a restorative treatment for SNHL Two FX-322 single administration studies have demonstrated treatment benefit Favorable safety profile

Repair of neurological damage is the major unmet need in MS Currently approved immunomodulators do not restore myelin Remyelination of damaged neurons has potential reverse neurological damage Target population for remyelination represents 50% of MS patients Using PCA approach to address restoration in MS patients Pre-clinical data has demonstrated potential to remyelinate with proprietary small molecule combinations Research efforts underway to confirm optimal combination of molecules for clinical program Strong IP portfolio Remyelination Program for Multiple Sclerosis c Frequency Therapeutics, Inc.

Harnessing Innate Biology Progenitors already located within target tissue Frequency: Developing a Platform Approach that Reduces the Complexity of Regenerative Medicine c Frequency Therapeutics, Inc. No Change to Genome Activating native programs, reducing safety concerns Ease of Manufacturing Use of small molecules: no need to remove or grow cells ex vivo

c Frequency Therapeutics, Inc. Summary and Financial Profile Ex-US Partnership with Strong Potential Milestones and Royalties $194.9 Million in Cash and Cash Equivalents* Runway into 2023 *As of March. 31, 2021. Excludes restricted cash Defining FX-322 Development Path and Advancing New Studies Continued clinical validation and development progress Two Single Dose FX-322 Studies Show Hearing Improvements Statistical significance in key measure of hearing clarity

REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview July 2021

c Frequency Therapeutics, Inc. APPENDIX

c Frequency Therapeutics, Inc. Broad Potential of Progenitor Cell Activation Approach

c Frequency Therapeutics, Inc. Origin of Frequency Therapeutics Tissue-Specific, Pre-programmed Stem Cells Decoding Intestinal Regeneration Langer and Karp publish small molecules activate intestinal progenitors Enabling Cochlear Regeneration Same cues reactivate normally inactive progenitors in the cochlea Frequency Therapeutics Small molecule therapeutics show clinical proof of concept Niche-independent high-purity cultures of Lgr5+ intestinal stem cells and their progeny Clonal Expansion of Lgr5-Positive Cells from Mammalian Cochlea and High-Purity Generation of Sensory Hair Cells

c Frequency Therapeutics, Inc. Frequency Progenitor Cell Activation (PCA) Approach Inactive Progenitor ACTIVATED Progenitor Asymmetric division using native programs + Functional Target Cell Inactive Progenitor Cell Combinations of small molecules designed to activate progenitor cells

c Frequency Therapeutics, Inc. Uniqueness of Our PCA approach Previous Approaches Frequency’s PCA Approach Progenitor Cell Progenitor Cell Hair Cell Hair Cell Pluripotent Multipotent Bipotent Fully Differentiated Yamanaka 4 Factors Transdifferentiation Partial Reprogramming

c Frequency Therapeutics, Inc. Our Approach: Activation of Progenitors to Replace Hair Cell Loss Human Cochlea Cross-section Audiogram Despite Hair Cell Loss, Progenitor Cells Remain 47 Year Old Male with Occupational Noise Deafness

c Frequency Therapeutics, Inc. Profound Synergy Between Pathways to Regenerate Cells Cochlear Progenitor Proliferation (Lgr5-GFP) Culture Media Wnt Activation (glycogen synthase kinase-3 (GSK3) Inhibitor; NCE) HDAC Inhibition (sodium valproate) Wnt Activation + HDAC inhibition PROFOUND SYNERGY HDAC = Histone deacetylase NCE = new chemical entity In vitro mouse model testing

c Frequency Therapeutics, Inc. Strong FX-322 Pre-Clinical Validation In vitro Adult human inner ear tissue In vivo Adult deafened mice Therapeutic drug levels Created new hair cells Restored hair cells and hearing across all frequencies Achieved active levels in the cochlea in multiple species Test Outcome

c Frequency Therapeutics, Inc. FX-322 Program Advances and Global Opportunity

FREQUENCY THERAPEUTICS

FX-322: Robust Clinical Phase 1/2 Design

Study Overview

- Assess safety in patients with sensorineural hearing loss
- Stable patients
- Evaluated hearing by word testing and pure tones

Screening NIHL/SSNHL
Mild to Moderately Severe

FX-322
N = 15

Placebo
N = 8

Day 1 | Dose

Follow-up Visits
Days 15, 30, 60, 90

Single Injection
15 drug,
8 placebo

No Injection
All 23 patients



Injection only in one ear creating an additional control

© Frequency Therapeutics, Inc.

33

Recap: Completed FX-322 Phase 1/2 Safety Study

Study Design

Single Injection
15 drug,
8 placebo

No Injection
All 23 patients



Injection only in one ear creating an additional control

- Safety study
- Patients with mild to moderate SNHL; permanent NIHL/SSNHL for at least 6 months
- Majority of patients did not have measurable impairment in WR

Key Findings

- FX-322 shown to have a favorable safety profile – no serious AEs


Absolute Word Recognition Scores
50
40
30
20
10
0

- **Clinically meaningful improvement in word recognition scores** in patients with measurable word recognition deficits


% Change from Baseline in Word Recognition Scores
50
40
30
20
10
0
-10
-20
Day 15
Day 30
Day 60
Day 90
p = 0.010

- **Statistically significant improvement in word recognition scores** (words in quiet/sound clarity)


% Change from Baseline in Words-in-Noise Scores
50
40
30
20
10
0
-10
-20
Day 15
Day 30
Day 60
Day 90
p = 0.211

- **Improvement trend in** words-in-noise (statistically significant WIN improvement shown in SNR)

FX-322 — Placebo

c Frequency Therapeutics, Inc. 34* 16* 39* 47* 38 12 Absolute Word Recognition Scores First Drug Candidate to Show Clinically Meaningful Improvements in Word Recognition 14 7 20 26 29 8 Clarity of Sound Used word tests in a quiet background Baseline - Correct words out of 50 Test/retest variability is one standard deviation, which for a 50-word list is ~ 3 words *Statistically significant and clinically meaningful improvements in word recognition Day 90 - Correct words out of 50

c Frequency Therapeutics, Inc. Phase 1/2 Study Results: Sustained Improvements in Sound Clarity Statistically Significant Improvement in Sound Clarity (Words-in-Quiet) Clear Improvement Trend in Words-in-Noise Improvement p = 0.010 p = 0.211 FX-322 Placebo % change from baseline % change from baseline

c Frequency Therapeutics, Inc. Clinical Data Confirms FX-322 Delivery to Cochlea Exploratory study to determine direct measurement of cochlear drug levels in patients undergoing cochlear implant surgery following FX-322 injection Key Findings: Measurement of cochlear fluid confirmed successful drug delivery to cochlea in all samples analyzed Drug levels predicted to result in therapeutic activity Taken together with the clinical study results, we believe this is the first known clinical evidence of a pharmacokinetic / pharmacodynamic effect of a potential hearing restoration therapeutic

FREQUENCY THERAPEUTICS

Pipeline

Sensorineural Hearing Loss (SNHL)	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
FX-322 Phase 2a – 202 Study Study of noise induced and sudden SNHL patients with mild to moderately severe acquired SNHL, ages 18 – 65	Study enrolled with 95 subjects, completed June 2021				
FX-322 Phase 1b – 111 Study Open-label safety study focused on administration conditions for FX-322. Subjects had mild to severe SNHL, ages 18 – 65	Study enrolled with 33 subjects, completed March 2021				
FX-322 Phase 1b – 112 Study Study of (presbycusis (age-related hearing loss patients) ages 66 - 85	Study enrolled with 30 subjects, completed May 2021				
FX-322 Phase 1b – 113 Study Study of patients with severe SNHL, ages 18 – 65	Study enrolled with 31 subjects, read out planned for H2 2021				

	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Remyelination in Multiple Sclerosis*					

*We established an internal research program using PCA to drive remyelination as a potential therapy for MS and have identified compounds that display promising preliminary preclinical results in an *in vivo* model of remyelination. Our research efforts are focused on optimizing these compounds and identifying a lead therapeutic candidate to advance into clinical trials. To demonstrate this approach, we have obtained worldwide licenses for intellectual property to promote remyelination of nerve fibers and are engaged in sponsoring clinical research to validate this approach at Cambridge University.

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Astellas Collaboration: Ex-US Development and Commercialization of FX-322 c Frequency Therapeutics, Inc. Development and commercialization collaboration for FX-322, including lifecycle improvements Astellas has ex-US rights; Frequency retains US rights to FX-322 Payments of up to $625mm which included $80mm upfront Development milestone payments to Frequency of $65.0 million and $25.0 million upon the first dosing of a patient in a Phase 2b clinical trial for SNHL in Europe and Asia, respectively $100.0 million and $40.0 million upon the first dosing of a patient in a Phase 3 clinical trial for SNHL in Europe and Asia, respectively Development & commercialization: Astellas responsible for execution and costs of ex-US clinical development and commercialization Strategic commitment to invest in ENT as a therapeutic area Research focus in regenerative medicine Global footprint in major markets and distributorship model in Africa/ME and LATAM

c Frequency Therapeutics, Inc. LEADERSHIP

Proven Leadership Team

David Lucchino
President, CEO & Co-Founder

Former CEO of Entrega Bio (PureTech). Co-founder/CEO of Semprus BioSciences (acquired), Polaris Partners. MIT Sloan Fellow.

Chris Loose, Ph.D.
Chief Scientific Officer & Co-Founder

Co-founder/CTO of Semprus BioSciences through FDA/CE clearance and acquisition. Princeton, MIT, Hertz Fellow and Yale Faculty.

Peter Pfreundschuh
Chief Financial Officer

CFO of numerous public life sciences companies including UroGen and Sucampo, as well as business development and finance leadership positions at Astra Zeneca and J&J.

Dana Hilt, M.D.
Chief Medical Officer

Neurologist and neuroscientist with two decades in biopharma and CNS drug development. Amgen, Lysosomal, Forum Pharma.

Carl Lebel, Ph.D.
Chief Development Officer

Chief Scientific Officer of Otonomy (2009 to 2016). Executive Director, Amgen. Scientific fellow of the American Academy of Otolaryngology.

Sue Stewart, J.D., LLM
Chief Regulatory Consultant

CRO at numerous biopharma companies including Kaleido Biosciences, Candel Therapeutics, and regulatory leadership roles at Tokai Pharma, Transmolar and Genzyme Corp.

Wendy Arnold
Chief People Officer

HR leader with extensive life science experience including senior leadership roles at Kaleido Biosciences, Moderna, Celgene Avilomics Research, and Inotek Pharmaceuticals

Quentin McCubbin, Ph.D.
Chief Manufacturing Officer

Led pharmaceutical sciences and process chemistry at Takeda/Millennium and headed technical operations Cerevel Therapeutics.

Michael Bookman, J.D.
General Counsel

Experienced biopharma and corporate counsel. Former member of the Latham & Watkins LLP corporate practice with focus on corporate financings, public offerings and M&A.

© Frequency Therapeutics, Inc.

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FREQUENCY THERAPEUTICS

Scientific Advisory Board



Jeff Karp, Ph.D.

Associate Professor at Brigham and Women's Hospital, Harvard Medical School



Robert Langer, SC.D.

David H. Koch Institute Professor at the Massachusetts Institute of Technology



Robin Franklin, Ph.D.

Professor of Stem Cell Medicine,
Wellcome Trust-MRC Cambridge
Stem Cell Institute



Sheng Ding, Ph.D.

Senior Investigator, Gladstone Institute of Cardiovascular Disease



Sean J. Morrison, Ph.D.

Director of the Children's Medical Center Research Institute,
UT Southwestern



Siddhartha Mukherjee, M.D., D.Phil.

Assistant Professor of Medicine,
Columbia University Medical Center



Amy Wagers, Ph.D.

Forst Family Professor of
Stem Cell and Regenerative Biology,
Harvard University

Clinical Advisory Board



Dan Lee, M.D.

Director, Pediatric Otology and Neurotology, Mass Eye and Ear



Rene Gifford, Ph.D.

Associate Director of Pediatric Audiology, Director of Cochlear Implant Program, Vanderbilt University



Steve Rauch, M.D.

Director, Vestibular Division, Medical Director, Mass. Eye and Ear Balance and Vestibular Center



Ruth Litovsky, Ph.D.

Professor, Communications Sciences and Disorders and Surgery Division of Otolaryngology, University of Wisconsin



Chris Runge, Ph.D.

Chief of the Division of Communication Sciences, Medical College of Wisconsin



Joni Doherty, MD, Ph.D.

Assistant Professor of Clinical Otolaryngology-Head and Neck Surgery, Keck School of Medicine of USC.



Julie Arenberg, MS, Ph.D.

Associate Director of Clinical Audiology for Research and Education, Mass Eye and Ear



David Friedland, M.D., Ph.D.

Vice-Chair of the Department of Otolaryngology and Communications Sciences, Medical College of Wisconsin

(c) Frequency Therapeutics, Inc.
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REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview July 2021